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PMECA-

                                    Exhibit 1
                        SPECIMEN COMMON STOCK CERTIFICATE


                      PARADIGM MUSIC ENTERTAINMENT COMPANY

 INCORPORATED UNDER THE LAWS                                  SEE REVERSE FOR
  OF THE STATE OF DELAWARE                                  CERTAIN DEFINITIONS


                                                                CUSIP 698938 107


     THIS CERTIFIES THAT








     IS THE OWNER OF


FULLY PAID AND NON ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, PAR VALUE $.01 PER SHARE OF

   __________________ PARADIGM MUSIC ENTERTAINMENT COMPANY __________________


                              CERTIFICATE OF STOCK

(hereinafter the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney, upon surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned by the Transfer Agent.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                      PARADIGM MUSIC ENTERTAINMENT COMPANY

                                                                          Dated:

                                   CORPORATE

                                      SEAL

                                      1995

                                    DELAWARE


 /s/ Robert Meyrowitz                              /s/ Thomas McPartland
               SECRETARY                                        CHAIRMAN


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                      PARADIGM MUSIC ENTERTAINMENT COMPANY

         The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common           UNIF GIFT MIN ACT- _____Custodian______
TEN ENT - as tenants by the entireties                      (cust)       (Minor)
JT TEN  - as joint tenants
          with right of survivorship              Under Uniform Gifts to Minors
          and not as tenants in common            Act__________________________
                                                            (State)

    Additional abbreviations may also be used though not in the above list.


For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

 _______________________________________
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|_______________________________________|



_______________________________________________________________________________
                  (PLEASE PRINT OF TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________
___________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated ________________________________




                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature Guaranteed:

_______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.